UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 31, 2007

                            ------------------------

                            Opexa Therapeutics, Inc.
                            ------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                      Texas
                                      -----
                 (State or Other Jurisdiction of Incorporation)

        001-33004                                          76-0333165
        ---------                                          ----------
 (Commission File Number)                   (I.R.S. Employer Identification No.)

    2635 N. Crescent Ridge Drive
       The Woodlands, Texas                                   77381
       --------------------                                   -----
(Address of Principal Executive Offices)                    (Zip Code)

                                 Not Applicable
                            ------------------------
         (Former name or former address, if changed since last report.)

       Registrant's telephone number, including area code: (281) 272-9331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFENITIVE AGREEMENT

     In February 2004, Opexa entered into a license agreement with the University of Chicago ("University") for the worldwide license to technology developed at Argonne National Laboratory, a U.S. Department of Energy Laboratory Operated by the University. In December 2004, Opexa entered into an amended and restated license agreement, which was attached as an exhibit to its annual report on Form 10-KSB filed on April 15, 2005. On July 31, 2007, Opexa entered into a second amended and restated license agreement. In consideration for the second amended and restated license agreement, Opexa is not obligated to make any further payments upon executing the second amendment and is no longer obligated to make a $1.5 million milestone payment that was due July 31, 2007. Opexa also is no longer obligated to issue any further shares of Common Stock or any other securities to the University. The second amended and restated license agreement includes payments to be made by Opexa to the University upon achieving certain clinical development milestones.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

The following exhibits are to be filed as part of this 8-K:

EXHIBIT NO.                IDENTIFICATION OF EXHIBIT
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10.1 (1) (2)   Second Amended and Restated License Agreement with University of
               Chicago

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(1)  Filed herewith.
(2) Portions of this exhibit have been omitted based on a request for confidential treatment pursuant to the Rule 24b-2 of the Exchange Act.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         OPEXA THERAPEUTICS, INC.


                                         By: /s/ Lynne Hohlfeld
                                         ----------------------
                                         Lynne Hohlfeld, Chief Financial Officer


     DATE: August 3, 2007